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                                                               Exhibit 10.23

               SECOND AMENDED AND RESTATED SECURITY AGREEMENT
               ----------------------------------------------

         SECOND AMENDED AND RESTATED SECURITY AGREEMENT, dated as of March 25, 2004 (the "Security Agreement"), by and among each of the undersigned
               ------------------
Grantors (as such term is defined herein) and BANK OF AMERICA, N.A., in its capacity as Agent (as such term is defined herein) for the Lenders (as such term is defined herein).

                            W I T N E S S E T H:

         WHEREAS, Mail-Well, Inc., a Colorado corporation ("Parent"),
                                                            ------
Mail-Well I Corporation, a Delaware corporation ("Mail-Well I"), and certain
                                                  -----------
other Subsidiaries of Mail-Well I party thereto (Mail-Well I and each such Subsidiary, individually, a "Borrower", and, collectively, the "Borrowers"),
                             --------                           ---------
the several financial institutions from time to time party thereto (the "Lenders") and Bank of America, N.A., as administrative agent for the
 -------
Lenders (the "Agent"), are contemporaneously herewith entering into that
              -----
certain Second Amended and Restated Credit Agreement, dated of even date herewith (as the same may be amended or amended and restated from time to time, the "Credit Agreement"), which amends and restates that certain
           ----------------
Amended and Restated Credit Agreement, dated as of June 27, 2002 (as amended, the "Old Credit Agreement");
              --------------------

         WHEREAS, in order to induce the Agent and the Lenders to enter into the Credit Agreement and the other Loan Documents and to make the loans and issue letters of credit as provided for in the Credit Agreement, the Grantors have agreed to amend and restate that certain Amended and Restated Security Agreement, dated as of June 27, 2002 (as amended, the "Old Security
                                                                ------------
Agreement"), to, among other things, grant a continuing Lien on the
---------
Collateral (as hereinafter defined) to secure all indebtedness, liabilities, and obligations (including, without limitation, the Obligations under the Credit Agreement) of the Borrowers and the other Grantors outstanding under or otherwise described in the Credit Agreement, the Parent/Subsidiary Guaranty and the other Loan Documents (collectively, the "Secured
                                                          -------
Obligations");
-----------

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINED TERMS. The following terms shall have the following
            -------------
respective meanings:

                  "Accounts" means, as to any Grantor, all of such Grantor's
                   --------
now owned or hereafter acquired or arising accounts, as defined in the UCC, including any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

                  "Administrative Borrower" has the meaning set forth in the
                   -----------------------
Credit Agreement.

                  "Affiliate" means, as to any Person, any other Person
                   ---------
which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person or which owns, directly or indirectly, 5 percent or more of the outstanding equity interest of such Person. A

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Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise.

                  "Chattel Paper" means, as to any Grantor, all of such
                   -------------
Grantor's now owned or hereafter acquired chattel paper, as defined in the UCC, including electronic chattel paper.

                  "Collateral" has the meaning set forth in Section 2(a).
                   ----------                               ------------

                  "Deposit Accounts" means, as to any Grantor, all "deposit
                   ----------------
accounts" as such term is defined in the UCC, now or hereafter held in the name of such Grantor.

                  "Documents" means all documents as such term is defined in
                   ---------
the UCC, including bills of lading, warehouse receipts or other documents of title, now owned or hereafter acquired by the Grantor.

                  "Equipment" means, as to any Grantor, all of such
                   ---------
Grantor's now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including embedded software, motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, molds and office equipment, as well as all of such Grantor's right, title, and interest in and to all such types of property leased by such Grantor and all of such Grantor's rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

                  "ERCs" means Emission Reduction Credits, as described in
                   ----
California Health and Safety Code Section 40709, et seq.
                                                 -- ---

                  "General Intangibles" means, as to any Grantor, all of
                   -------------------
such Grantor's now owned or hereafter acquired general intangibles, choses in action and causes of action and all other intangible personal property of such Grantor of every kind and nature (other than Accounts), including, without limitation, all contract rights, payment intangibles, Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, trade secrets, goodwill, computer software, customer lists, registrations, tax refund claims, interests in ERCs, any funds which may become due to such Grantor in connection with the termination of any employee benefit plan or any rights thereto and any other amounts payable to such Grantor from any employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which such Grantor is beneficiary, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged equity interests or Investment Property and any letter of credit, guarantee, claim, security interest or other security held by or granted to such Grantor.

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                  "Goods" means, as to any Grantor, all "goods" as defined
                   -----
in the UCC, now owned or hereafter acquired by such Grantor, wherever located, including embedded software to the extent included in "goods" as defined in the UCC, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.

                  "Grantor" means (a) each of the undersigned Persons and
                   -------
(b) each other Person, if any, that becomes a party to this Agreement after the Closing Date, by joinder or otherwise, pursuant to the terms of the Credit Agreement, and in each case their respective successors and assigns, and "Grantors" means two or more of such Persons, collectively.
     --------

                  "Instruments" means, as to any Grantor, all instruments as
                   -----------
such term is defined in the UCC, now owned or hereafter acquired by such Grantor.

                  "Inventory" means, as to any Grantor, all of such
                   ---------
Grantor's now owned and hereafter acquired inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, work-in-process, finished goods (including embedded software), other materials and supplies of any kind, nature or description which are used or consumed in such Grantor's business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise, and all documents of title or other Documents representing them.

                  "Investment Property" means, as to any Grantor, all of
                   -------------------
such Grantor's right, title and interest in and to any and all: (a) securities whether certificated or uncertificated; (b) securities entitlements; (c) securities accounts; (d) commodity contracts; or (e) commodity accounts.

                  "Letter-of-Credit Rights" means, as to any Grantor, all
                   -----------------------
"letter-of-credit rights" as such term is defined in the UCC, now owned or hereafter acquired by such Grantor, including rights to payment or performance under a letter of credit, whether or not such Grantor, as beneficiary, has demanded or is entitled to demand payment or performance.

                  "Payment Account" means each bank account established
                   ---------------
pursuant to this Security Agreement, to which the proceeds of Accounts and other Collateral of any Grantor are deposited or credited, and which is maintained in the name of the Agent or such Grantor, as the Agent may determine, on terms acceptable to the Agent.

                  "Permitted Disposition" has the meaning set forth in the
                   ---------------------
Credit Agreement.

                  "Person" means any individual, sole proprietorship,
                   ------
partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, Governmental Authority, or any other entity.

                  "Proceeds" has the meaning set forth in the UCC.
                   --------

                  "Proprietary Rights" means, as to any Grantor, all of such
                   ------------------
Grantor's now owned and hereafter arising or acquired: licenses, franchises, permits, patents, patent rights, copyrights, works which are the subject matter of copyrights, trademarks, service marks, trade names, trade styles, trade secrets, patent, trademark and service mark applications, and all licenses and rights

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related to any of the foregoing, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing.

                  "Software" means, as to any Grantor, all "software" as
                   --------
such term is defined in the UCC, now owned or hereafter acquired by such Grantor, other than software embedded in any category of Goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

                  "Supporting Obligations" means, as to any Grantor, all
                   ----------------------
supporting obligations as such term is defined in the UCC, now owned or hereafter acquired by such Grantor.

                  "UCC" means the Uniform Commercial Code, as in effect from
                   ---
time to time, of the State of California or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests; provided, that to the extent that
                                           --------
the UCC is used to define any term herein or in any other documents and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

                  All other capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto. All other undefined terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein.

         2. GRANT OF LIEN.
            -------------

                  (a) As security for the Secured Obligations, each Grantor hereby grants to the Agent, for the benefit of the Agent and the Lenders, a continuing security interest in, lien on, assignment of and right of set-off against, all of the following property and assets of such Grantor, whether now owned or existing or hereafter acquired or arising, regardless of where located:

                           (i)    all Accounts;

                           (ii)   all Inventory;

                           (iii)  all contract rights;

                           (iv)   all Chattel Paper;

                           (v)    all Documents;

                           (vi)   all Instruments;

                           (vii)  all Supporting Obligations and
Letter-of-Credit Rights;

                           (viii) all General Intangibles (including payment
intangibles and Software);

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                           (ix)   all Goods;

                           (x)    all Equipment;

                           (xi)   all Investment Property;

                           (xii)  all money, cash, cash equivalents,
securities and other property of any kind of such Grantor held directly or indirectly by the Agent or any Lender;

                           (xiii) all of such Grantor's Deposit Accounts,
credits, and balances with and other claims against the Agent or any Lender or any of their Affiliates or any other financial institution with which such Grantor maintains deposits, including any Payment Accounts;

                           (xiv)  all books, records and other property
related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property and General Intangibles at any time evidencing or relating to any of the foregoing;

                           (xv)   all accessions to, substitutions for and
replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing; and

                           (xvi)  notwithstanding anything herein to the
contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in, 35% of such Grantor's shares of each of its foreign Subsidiaries that are not Canadian Guarantors under the Credit Agreement.

All of the foregoing for each Grantor, together with the Real Estate covered by the Mortgages, all equity interests in Subsidiaries pledged to the Agent and all other property of any of the Grantors in which the Agent or any Lender may at any time be granted a Lien as collateral for the Secured Obligations, is herein collectively referred to as the "Collateral."
                                                        ----------

                  (b) All of the Secured Obligations shall be secured by all of the Collateral.

         3. PERFECTION AND PROTECTION OF SECURITY INTEREST.
            ----------------------------------------------

                  (a) Each Grantor shall, at its expense, perform all steps requested by the Agent at any time to perfect, maintain, protect, and enforce the Agent's Liens, including: (i) executing, delivering and/or filing and recording of the Intellectual Property Security Agreements and the Mortgages and executing and filing financing or continuation statements, and amendments thereof, in form and substance reasonably satisfactory to the Agent; (ii) delivering to the Agent the originals of all Instruments, Documents, and tangible Chattel Paper, and all other Collateral in such Grantor's possession of which the Agent determines it should have physical possession in order to perfect or protect the Agent's security interest therein, duly pledged, endorsed, or assigned to the Agent without restriction; (iii) delivering to the Agent warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued and certificates of title covering any portion of the

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collateral for which certificates of title have been issued; (iv) when an
Event of Default has occurred and is continuing, transferring Inventory to warehouses or other locations designated by the Agent; (v) placing notations on such Grantor's books of account to disclose the Agent's security interest; (vi) assigning and, upon the Agent's request during the continuance of an Event of Default, delivering to the Agent all such Grantor's Supporting Obligations, including letters of credit on which such Grantor is named beneficiary with the written consent of the issuer thereof; and (vii) taking such other steps as are deemed necessary or desirable by the Agent to maintain and protect the Agent's Liens, including without limitation, delivering to Agent upon request originals and copies, as needed, of any and all certificates evidencing ERCs owned by the Company, together with all documentation necessary to perfect Agent's security interest in such ERCs with the applicable air quality management districts or other Governmental Authority pursuant to California Health and Safety Code Section 40709, et seq. In addition, the Grantors shall deliver to Agent
                    -- ---
upon request an authorization in blank authorizing Agent to perfect Agent's Liens in future ERCs earned or acquired by the Company. Each Grantor agrees that a carbon, photographic, photostatic, electronic or other reproduction of this Security Agreement or of a financing statement is sufficient as a financing statement.

                  (b) Unless Agent shall otherwise consent in writing (which consent may be revoked), each Grantor shall deliver to Agent all Collateral consisting of negotiable Documents, certificated securities (accompanied by stock powers executed in blank), Chattel Paper and Instruments promptly after such Grantor receives the same.

                  (c) Each Grantor shall, in accordance with the terms of the Credit Agreement, obtain or use its reasonable best efforts to obtain waivers or subordinations of Liens from landlords and mortgagees, and each Grantor shall use its reasonable best efforts to obtain signed acknowledgements of Agent's Liens from bailees having possession of any Collateral that they hold for the benefit of Agent.

                  (d) If required by the terms of the Credit Agreement and not waived by Agent in writing (which waiver may be revoked), each Grantor shall obtain authenticated control agreements from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for such Grantor.

                  (e) If any Grantor is or becomes the beneficiary of a letter of credit such Grantor shall promptly notify Agent thereof and enter into a tri-party agreement with Agent and the issuer and/or confirmation bank with respect to Letter-of-Credit Rights assigning such Letter-of-Credit Rights to Agent and directing all payments thereunder to the Payment Account, all in form and substance reasonably satisfactory to Agent.

                  (f) Each Grantor shall take all steps necessary to grant the Agent control of all of such Grantor's electronic chattel paper in accordance with the Code and all "transferable records" as defined in the Uniform Electronic Transactions Act.

                  (g) Each Grantor hereby irrevocably authorizes the Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (i) indicate the Collateral (1) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset that

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is part of the Collateral falls within the scope of Division 9 of the UCC of the State of California or such jurisdiction, or (2) as being of an equal or lesser scope or with greater detail, and (ii) contain any other information required by Part 5 of Division 9 of the UCC of the State of California for the sufficiency or filing office acceptance of any financing statement or amendment, including (1) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (2) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Each Grantor agrees to furnish any such information to the Agent promptly upon request. Each Grantor also ratifies its authorization for the Agent to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

                  (h) Each Grantor shall promptly notify Agent of any commercial tort claim (as defined in the UCC) that exceeds $200,000 or any group of commercial tort claims that exceed $500,000 in the aggregate, acquired by it and, unless otherwise consented by Agent, such Grantor shall enter into a supplement to this Security Agreement, granting to Agent a Lien in such commercial tort claim or claims.

                  (i) From time to time, each Grantor shall, upon the Agent's request, execute and deliver confirmatory written instruments pledging to the Agent, for the ratable benefit of the Agent and the Lenders, the Collateral, but any Grantor's failure to do so shall not affect or limit any security interest or any other rights of the Agent or any Lender in and to the Collateral with respect to such Grantor. So long as the Credit Agreement is in effect and until all Secured Obligations have been fully satisfied, the Agent's Liens shall continue in full force and effect in all Collateral (whether or not deemed eligible for the purpose of calculating Availability or as the basis for any advance, loan, extension of credit, or other financial accommodation).

                  (j) Good Standing Certificates. Upon Agent's request, each
                      --------------------------
Grantor shall provide to Agent a certificate of good standing from its state of incorporation or organization.

                  (k) No Reincorporation. Without limiting the prohibitions
                      ------------------
on mergers involving Grantors contained in the Credit Agreement, no Grantor shall reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof or change its type of entity as identified on Schedule II
                                                              -----------
without the prior written consent of Agent.

                  (l) Terminations Amendments Not Authorized. Each Grantor
                      --------------------------------------
acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Agent and agrees that it will not do so without the prior written consent of Agent, subject to such Grantor's rights under Section 9509(d)(2) of the UCC.

                  (m) Terminations for Permitted Dispositions. Agent agrees
                      ---------------------------------------
to terminate its Liens in any Collateral that has been disposed of in a Permitted Disposition conducted in accordance with the terms of the Credit Agreement.

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                  (n) No Restriction on Payments to Agent. No Grantor shall
                      -----------------------------------
enter into any Contract that restricts or prohibits the grant of a security interest in Accounts, Chattel Paper, Instruments or payment intangibles or the proceeds of the foregoing to Agent.

         4. LOCATION OF COLLATERAL.
            ----------------------

                  (a) Each Grantor represents and warrants to the Agent and the Lenders that: (i) Schedule I is a correct and complete list of the
                      ----------
location of such Grantor's chief executive office, the location of its books and records, the locations of its Collateral, and the locations of all of its other places of business; and (ii) Schedule I correctly identifies any
                                       ----------
of such facilities and locations that are not owned by such Grantor and sets forth the names of the owners and lessors or sublessors of such facilities and locations.

                  (b) Each Grantor covenants and agrees that it will not (i) maintain any Collateral at any location other than those locations listed for such Grantor on Schedule I, (ii) otherwise change or add to any of such
                    ----------
locations, or (iii) change the location of its chief executive office from the location identified in Schedule I, unless it gives the Agent concurrent
                           ----------
notice thereof and executes any and all financing statements and other documents that the Agent reasonably requests in connection therewith.

                  (c) Without limiting the foregoing, each Grantor represents that all of its Inventory (other than Inventory in transit) is, and covenants that all of its Inventory will be, located either: (i) on premises owned by such Grantor; (ii) on premises leased by such Grantor, provided that the Agent has received an executed landlord waiver from the landlord of such premises in form and substance satisfactory to the Agent or has created a rent Reserve for at least 3 months of rent for such locations;
(iii) in a public warehouse, provided that the Agent has received an
                             --------
executed bailee letter from the applicable Person in form and substance satisfactory to the Agent or has created a rent Reserve for at least 3 months of rent for such locations; or (iv) on premises owned by processors in the ordinary course of business.

         5. JURISDICTION OF ORGANIZATION. Schedule II hereto identifies each
            ----------------------------  -----------
Grantor's name as of the Closing Date as it appears in official filings in the state of its incorporation or other organization, the type of entity of such Grantor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by such Grantor's state of incorporation or organization or a statement that no such number has been issued and the jurisdiction in which such Grantor is incorporated or organized. Each Grantor has only one state of incorporation or organization.

         6. TITLE TO, LIENS ON, AND SALE AND USE OF COLLATERAL. Each Grantor
            --------------------------------------------------
represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that: (a) such Grantor has, and will continue to have, rights in and the power to transfer all of the Collateral free and clear of all Liens whatsoever, except for Permitted Liens; (b) the Agent's Liens in the Collateral will not be subject to any prior Lien except for those Liens identified in the definition of Permitted Liens; and (c) such Grantor will use, store, and maintain the Collateral with all reasonable care and will use such Collateral for lawful purposes only.

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         7. APPRAISALS. Whenever a Default or Event of Default exists, and
            ----------
at such other times not more frequently than once a year as the Agent requests, each Grantor shall, at the Grantors' sole expense, and upon the Agent's request, provide the Agent with appraisals or updates thereof of any or all of the Collateral, or any other assets of any other Subsidiary of Parent in which Agent is hereafter granted a Lien, from an appraiser, and prepared on a basis, satisfactory to the Agent, such appraisals and updates to include, without limitation, information required by applicable laws and regulations and by the internal policies of the Lenders or required to calculate the Borrowing Base.

         8. ACCESS AND EXAMINATION. The Agent may at all reasonable times
            ----------------------
during regular business hours (and at any time when a Default or Event of Default exists and is continuing) have access to, examine, audit, make extracts from or copies of and inspect any or all of each Grantor's records, files, and books of account and the Collateral, and discuss each Grantor's affairs with such Grantor's officers. The foregoing may be accomplished by Agent's own employees or its agents or independent contractors, at the Grantors' sole expense and provided such Persons are subject to the confidentiality requirements set forth in Section 14.17 of the Credit Agreement. Each Grantor will deliver to the Agent any instrument necessary for the Agent to obtain records from any service bureau maintaining records for such Grantor. The Agent may, and at the direction of the Required Lenders shall, at any time when a Default or Event of Default exists, and at the Grantors' expense, make copies of all of the Grantors' books and records, or require the Grantors to deliver such copies to the Agent. The Agent may, without expense to the Agent, use such of the Grantors' respective personnel, supplies, and Real Estate as may be reasonably necessary for maintaining or enforcing the Agent's Liens. The Agent shall have the right, at any time, in the Agent's name or in the name of a nominee of the Agent, to contact Account Debtors, warehousemen, bailees, and similar third Persons, and to verify the validity, amount or any other matter relating to the Accounts, Inventory, or other Collateral, by mail, telephone, or otherwise.

         9. COLLATERAL REPORTING. Administrative Borrower shall provide the
            --------------------
Agent with the following documents at the following times in form reasonably satisfactory to the Agent: (a) at the times specified in Section 5.2(k) of
                                                         --------------
the Credit Agreement, a schedule of Borrowers' Accounts created, credits given, cash collected and other adjustments to such Accounts since the last such schedule and a Borrowing Base Certificate that includes (i) a detailed calculation of the Eligible Accounts and Eligible Inventory in form and substance similar to that presented in Exhibit B of the Credit Agreement,
                                       ---------
and (ii) a list of any sales accruals included in the Borrowing Base Certificate; (b) on a fiscal monthly basis, by the 20th day of the following fiscal month, agings of each Borrower's Accounts, together with a reconciliation from the corresponding Borrowing Base to the Parent's consolidated financial statements for the most recent fiscal period then ended (provided, that for the first 90 days after the Initial Funding Date,
       --------
Administrative Borrower need only deliver agings that cover, in the aggregate, 50% in Dollar amount of the Accounts of all Borrowers); (c) upon request, and if so requested by the 20th day of the following fiscal month, agings of each Borrower's accounts payable; (d) on a fiscal monthly basis by the 20th day of the following fiscal month, Borrowers' Inventory by category and location, together with a reconciliation from the corresponding Borrowing Base to the Parent's consolidated financial statements for the most recent fiscal period then ended; (e) upon request, copies of invoices in connection with each Borrower's Accounts, customer statements, credit memos, remittance advices and reports, deposit slips, shipping and delivery documents in

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connection with each Borrower's Accounts and for Inventory and Equipment acquired by such Borrower, purchase orders and invoices; (g) upon request, a statement of the balance of each of the Intercompany Accounts; (h) such other reports as to the Collateral of each Borrower as the Agent shall reasonably request from time to time; and (i) with the delivery of each of the foregoing, a certificate of Administrative Borrower executed by an officer thereof certifying as to the accuracy and completeness of the foregoing. If any of the Borrowers' records or reports of the Collateral are prepared by an accounting service or other agent, each Borrower hereby authorizes such service or agent to deliver such records, reports, and related documents to the Agent, for distribution to the Lenders.

         10. ACCOUNTS.
             --------

                  (a) Each Grantor hereby represents and warrants to the Agent and the Lenders, with respect to such Grantor's Accounts, that: (i) each existing Account represents, and each future Account will represent, a bona fide sale or lease and delivery of goods by such Grantor, or rendition
---- ----
of services by such Grantor, in the ordinary course of such Grantor's business; (ii) each existing Account is, and each future Account will be, for a liquidated amount payable by the Account Debtor thereon on the terms set forth in the invoice therefor or in the schedule thereof delivered to the Agent, without any offset, deduction, defense, or counterclaim except those known to such Grantor and disclosed to the Agent and the Lenders pursuant to this Security Agreement; (iii) no payment will be received with respect to any Account, and no credit, discount, or extension, or agreement therefor will be granted on any Account, except as reported to the Agent in Borrowing Base Certificates delivered in accordance with this Security Agreement; (iv) each copy of an invoice delivered to the Agent by such Grantor will be a genuine copy of the original invoice sent to the Account Debtor named therein; and (v) except for those goods sold on a bill-and-hold basis in the ordinary course of business and as reported to Agent, all goods described in any invoice representing a sale of goods will have been delivered to the Account Debtor and all services of such Grantor described in each invoice will have been performed.

                  (b) No Grantor shall re-date any invoice or sale or make sales on extended dating beyond that customary in such Grantor's business or extend or modify any Account. If any Grantor becomes aware of any matter adversely affecting the collectibility of any Account or the Account Debtor, including information regarding the Account Debtor's creditworthiness, such Grantor will promptly so advise the Agent and exclude such Account from Eligible Accounts.

                  (c) No Grantor shall accept any note or other instrument (except a check or other instrument for the immediate payment of money) with respect to any Account without the Agent's written consent. If the Agent consents to the acceptance of any such instrument, it shall be considered as evidence of the Account and not payment thereof and the applicable Grantor will promptly deliver such instrument to the Agent, endorsed by such Grantor to the Agent in a manner satisfactory in form and substance to the Agent. Regardless of the form of presentment, demand, notice of protest with respect thereto, the applicable Grantor shall remain liable thereon until such instrument is paid in full.

                  (d) Each Grantor shall notify the Agent promptly of all disputes and claims in excess of $500,000 with any Account Debtor, and agrees to settle, contest, or adjust such dispute or claim at no expense to the Agent or any Lender. No discount, credit or allowance shall be granted by any Grantor to any Account Debtor without the Agent's prior written consent, except for discounts, credits and allowances made or given in the ordinary course of such Grantor's business when no Event of Default exists hereunder. Each Grantor shall send the Agent a copy of each credit memorandum in excess of $500,000 within 10 Business Days of issuance, and such Grantor shall report that credit on the Borrowing Base Certificates submitted by it after such issuance. The Agent may at all times when an Event of Default exists hereunder, settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which the Agent or the Required Lenders, as applicable, shall consider advisable and, in all cases, the Agent will credit the Grantors' Loan Account with the net amounts received by the Agent in payment of any Accounts.

                  (e) If an Account Debtor returns any Inventory to a Grantor when no Event of Default exists, then such Grantor shall promptly determine the reason for such return and shall issue a credit memorandum to the Account Debtor in the appropriate amount. Each Grantor shall report to the Agent any return involving an amount in excess of $500,000 by no later than the earlier of the 10th Business Day following such return or the delivery of the next Borrowing Base Certificate following such return. Each such report shall indicate the reasons for the returns and the locations and condition of the returned Inventory. In the event any Account Debtor returns Inventory to a Grantor when an Event of Default exists, such Grantor, upon the request of the Agent, shall: (i) hold the returned Inventory in trust for the Agent; (ii) segregate all of its returned Inventory from all of its other property; (iii) dispose of the returned Inventory solely according to the Agent's written instructions; and (iv) not issue any credits or allowances with respect thereto without the Agent's prior written consent. All returned Inventory of any Grantor shall be subject to the Agent's Liens thereon. Whenever any Inventory is returned, the related Account shall be deemed ineligible to the extent of the amount owing by the Account Debtor with respect to such returned Inventory and such returned Inventory shall not be Eligible Inventory.

         11. COLLECTION OF ACCOUNTS; PAYMENTS.
             --------------------------------

                  (a) Until the Agent notifies the Grantors to the contrary, each Grantor shall make collection of all of its Accounts and other Collateral for the Agent, shall receive all payments as the Agent's trustee, and shall immediately deliver all payments in their original form duly endorsed in blank into a Payment Account established for the account of such Grantor at a Clearing Bank reasonably acceptable to the Agent, subject to a Blocked Account Agreement. On or prior to the date hereof, each Grantor shall establish a lock-box service for collections of Accounts at a Clearing Bank reasonably acceptable to the Agent and subject to a Blocked Account Agreement and other documentation reasonably acceptable to the Agent. Each Grantor shall instruct all of its Account Debtors to make all payments directly to the address established for such service. If, notwithstanding such instructions, a Grantor receives any proceeds of Accounts, it shall receive such payments as the Agent's trustee, and shall immediately deliver such payments to the Agent in their original form duly endorsed in blank or deposit them into a Payment Account, as the Agent may direct. All collections received in any lock-box or Payment Account or directly by a Grantor or the Agent, and all funds in any Payment Account or other account to which such collections are deposited shall be subject to the Agent's sole control and withdrawals by the Grantors shall not be permitted. The Agent or the Agent's designee may, at any time after the occurrence and during the continuance of an Event of Default, notify Account Debtors that the Grantors' Accounts have been assigned to the Agent and of the Agent's security interest therein, and may collect them directly and charge the collection costs and expenses to the Loan Account as a Revolving Loan. So long as an Event of Default has occurred and is continuing, each Grantor, at the Agent's request, shall execute and deliver to the Agent such documents as the Agent shall require to grant the Agent access to any post office box in which collections of Accounts are received.

                  (b) If sales of any Grantor's Inventory are made or services are rendered for cash, such Grantor shall immediately deliver to the Agent or deposit into a Payment Account the cash which such Grantor receives.

                  (c) All payments including immediately available funds received by the Agent at a bank account designated by it, will be the Agent's sole property for its benefit and the benefit of the Lenders and will be credited to the Loan Account (conditional upon final collection) after allowing one (1) Business Day for collection; provided, however, that
                                                    --------  -------
such payments shall be deemed to be credited to the Loan Account immediately upon receipt for purposes of (i) determining Availability, (ii) calculating the Unused Line Fee pursuant to Section 2.5 of the Credit Agreement, and
                                -----------
(iii) calculating the amount of interest accrued thereon solely for purposes of determining the amount of interest to be distributed by the Agent to the Lenders (but not the amount of interest payable by the Grantors).

         12. INVENTORY; PERPETUAL INVENTORY.
             ------------------------------

                  (a) Each Grantor represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that all of the Inventory owned by such Grantor is and will be held for sale or lease, or to be furnished in connection with the rendition of services, in the ordinary course of such Grantor's business, and is and will be fit for such purposes. Each Grantor will keep its Inventory in good and marketable condition, except for damaged or defective goods arising in the ordinary course of such Grantor's business. No Grantor will, without the prior written consent of the Agent, acquire or accept any Inventory on consignment or approval; provided, however, Grantors may acquire or accept any Inventory on
--------  -------
consignment or approval if such Inventory is not reported as Inventory of Grantor, is clearly identified as Inventory held on consignment or approval and is segregated from other Inventory of Grantor. Each Grantor agrees that all Inventory produced by such Grantor in the United States of America will be produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders thereunder. Each Grantor will conduct a physical count of its Inventory at least once per Fiscal Year, and after and during the continuation of an Event of Default, at such other times as the Agent requests. Except as otherwise disclosed to the Agent, each Grantor will maintain a perpetual inventory reporting system at all times. No Grantor will, without the Agent's written consent, sell any Inventory on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis; provided,
                                                            --------
however, Grantors may sell Inventory on a bill-and-hold basis in the
-------
ordinary course of its business and as reported to Agent.

                  (b) In connection with all of its Inventory financed by Letters of Credit, each Grantor will, at the Agent's request, instruct all suppliers, carriers, forwarders, customs brokers, warehouses or others receiving or holding cash, checks, Inventory, Documents or Instruments in which the Agent holds a security interest to deliver them to the Agent and/or subject to the Agent's order, and if they shall come into such Grantor's possession, to deliver them, upon request, to the Agent in their original form. Each Grantor shall also, at the Agent's request, designate the Agent as the consignee on all bills of lading and other negotiable and non-negotiable documents.

         13. EQUIPMENT.
             ---------

                  (a) Each Grantor represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that all of the Equipment owned by such Grantor is and will be used or held for use in such Grantor's business, and is and will be fit for such purposes. Each Grantor shall keep and maintain its Equipment in good operating condition and repair (ordinary wear and tear excepted) and shall make all necessary replacements thereof.

                  (b) Each Grantor shall promptly notify the Agent of any material additions to or deletions from its Equipment; provided, however,
                                                       --------  -------
that with respect to each Grantor that is a Borrower such notification shall be in accordance with Section 5.3 of the Credit Agreement. Each Grantor
                      -----------
shall not permit any of its Equipment to become a fixture with respect to real property or to become an accession with respect to other personal property with respect to which real or personal property the Agent does not have a Lien. No Grantor will, without the Agent's prior written consent, alter or remove any identifying symbol or number on any of such Grantor's Equipment constituting Collateral.

                  (c) Except as set forth in the Credit Agreement, no Grantor shall, without the Agent's prior written consent, sell, license, lease as a lessor, or otherwise dispose of any of such Grantor's Equipment.

         14. DOCUMENTS, INSTRUMENTS, AND CHATTEL PAPER. Each Grantor
             -----------------------------------------
represents and warrants to the Agent and the Lenders that (a) all of its Documents, Instruments, and Chattel Paper describing, evidencing, or constituting Collateral, and all signatures and endorsements thereon, are and will be complete, valid, and genuine, and (b) all goods evidenced by such Documents, Instruments, and Chattel Paper are and will be owned by such Grantor, free and clear of all Liens other than Permitted Liens. If any Grantor retains possession of any Chattel Paper or Instruments with Agent's consent, such Chattel Paper and Instruments shall be marked with the following legend: "This writing and the obligations evidenced or served hereby are subject to the security interest of Bank of America, N.A., as Agent, for the benefit of Agent and certain Lenders."

         15. RIGHT TO CURE. The Agent may, in its discretion, and shall, at
             -------------
the direction of the Required Lenders, pay any amount or do any act required of any Grantor hereunder or under any other Loan Document in order to preserve, protect, maintain or enforce the Secured Obligations, the Collateral or the Agent's Liens therein, and which such Grantor fails to pay or do, including payment of any judgment against such Grantor, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord's or bailee's claim, and any other Lien upon or with respect to the Collateral. All payments that the Agent makes under this Section 15 and all out-of-pocket costs and expenses
                       ----------
that the Agent pays or incurs in connection with any action taken by it hereunder shall be charged to the Grantors' Loan Account as a Revolving Loan. Any payment made or other action taken by the Agent under this Section
                                                                     -------
15 shall be without prejudice to any right to assert an Event of Default
--
hereunder and to proceed thereafter as herein provided.

         16. POWER OF ATTORNEY. Each Grantor hereby appoints the Agent and
             -----------------
the Agent's designee as such Grantor's attorney, with power: (a) to endorse such Grantor's name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the Agent's or any Lender's possession; (b) to sign such Grantor's name on any invoice, bill of lading, warehouse receipt or other negotiable or non-negotiable Document constituting Collateral, on drafts against customers, on assignments of Accounts, on notices of assignment, financing statements and other public records and to file any such financing statements by electronic means with or without a signature as authorized or required by applicable law or filing procedure; (c) so long as any Event of Default has occurred and is continuing, to notify the post office authorities to change the address for delivery of such Grantor's mail to an address designated by the Agent and to receive, open and dispose of all mail addressed to such Grantor; provided,
                                                                 --------
however, that the Agent and the Agent's designee, as appropriate, upon
-------
completion of its review of such mail and handling of any Collateral contained therein, shall promptly forward it to Grantor and shall use reasonable best efforts to avoid opening mail from Grantor's attorneys to Grantors containing privileged information in such a manner as to destroy such Grantor's attorney-client privilege; (d) to send requests for verification of Accounts to such Grantor's customers or Account Debtors; (e) to complete in such Grantor's name or the Agent's name, any order, sale or transaction, obtain the necessary Documents in connection therewith, and collect the proceeds thereof; (f) to clear Inventory through customs in such Grantor's name, the Agent's name or the name of the Agent's designee, and to sign and deliver to customs officials powers of attorney in such Grantor's name for such purpose; (g) to the extent that such Grantor's authorization given in Section 3(g) of this Security Agreement is not sufficient, to file
         ------------
such financing statements with respect to this Security Agreement, with or without such Grantor's signature, or to file a photocopy of this Security Agreement in substitution for a financing statement, as the Agent may deem appropriate and to execute in such Grantor's name such financing statements and amendments thereto and continuation statements which may require such Grantor's signature; and (h) to do all things necessary to carry out the Credit Agreement and this Security Agreement. Each Grantor ratifies and approves all acts of such attorney. None of the Lenders or the Agent nor their attorneys will be liable for any acts or omissions or for any error of judgment or mistake of fact or law except where such liability is attributable primarily to the bad faith, gross negligence or willful misconduct of Agent or such Lender, as the case may be, as finally determined by a court of competent jurisdiction. This power, being coupled with an interest, is irrevocable until the Credit Agreement has been terminated and the Secured Obligations have been fully satisfied.

         17. THE AGENT'S AND LENDERS' RIGHTS, DUTIES AND LIABILITIES.
             -------------------------------------------------------

                  (a) Each Grantor assumes all responsibility and liability arising from or relating to the use, sale, license or other disposition of the Collateral. The Secured Obligations shall not be affected by any failure of the Agent or any Lender to take any steps to perfect the

Agent's Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release any Grantor from any of its Secured Obligations. Following the occurrence and during the continuation of an Event of Default, the Agent may (but shall not be required to), and at the direction of the Required Lenders shall, without notice to or consent from any Grantor, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of any Grantor for the Secured Obligations or under the Credit Agreement or any other agreement now or hereafter existing between the Agent and/or any Lender and any Grantor.

                  (b) It is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, such Grantor shall remain liable under each of its contracts and each of its licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither Agent nor any Lender shall have any obligation or liability under any contract or license by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by Agent or any Lender of any payment relating to any contract or license pursuant hereto. Neither Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any contract or license, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  (c) Agent may at any time after a Default or an Event of Default has occurred and is continuing (or if any rights of set-off (other than set-offs against an Account arising under the contract giving rise to the same Account) or contra accounts may be asserted with respect to the following), without prior notice to any Grantor, notify Account Debtors, and other Persons obligated on the Collateral that Agent has a security interest therein, and that payments shall be made directly to Agent, for itself and the benefit of Lenders. Upon the request of Agent, each Grantor shall so notify Account Debtors and other Persons obligated on Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on the Collateral, no Grantor shall give any contrary instructions to such Account Debtor or other Person without Agent's prior written consent.

                  (d) Agent may at any reasonable time in Agent's own name or in the name of any Grantor communicate with such Grantor's Account Debtors, parties to such Grantor's Contracts and obligors in respect of such Grantor's Instruments to verify with such Persons, to Agent's reasonable satisfaction, the existence, amount and terms of such Grantor's Accounts, payment intangibles, Instruments or Chattel Paper. If a Default or Event of Default shall have occurred and be continuing, each Grantor, at its own expense, shall cause the independent certified public accountants then engaged by such Grantor to prepare and deliver to Agent and each Lender at any time and from time to time promptly upon Agent's request the following reports with respect to such Grantor: (i) a reconciliation of all such Grantor's Accounts; (ii) an aging of all such Grantor's Accounts; (iii) trial balances; and (iv) a test verification of such Accounts of such Grantor as Agent may request. Sufficient hard copies or an electronic version of all such information shall be delivered to the Agent by the applicable Grantor to enable the Agent to deliver such information to each Lender. Each Grantor, at its own expense, shall deliver to Agent the results of each physical verification, if any, which such Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

         18. PATENT, TRADEMARK AND COPYRIGHT COLLATERAL.
             ------------------------------------------

                  (a) No Grantor has any interest in, or title to, any material or registered Patent, Trademark or Copyright except as set forth in
Schedule III hereto. This Security Agreement is effective to create valid
------------
and continuing (and, upon filing of the Intellectual Property Security Agreement with the United States Copyright Office and the filing of appropriate financing statements, perfected) Liens in favor of Agent on each Grantor's patents, trademarks and registered copyrights and such perfected Liens are enforceable as such as against any and all creditors of and purchasers from each Grantor. Upon filing of the Intellectual Property Security Agreement with the United States Copyright Office and the filing of appropriate financing statements, all action necessary or desirable to protect and perfect Agent's Lien on each Grantor's patents, trademarks or registered copyrights shall have been duly taken.

                  (b) Each Grantor shall notify Agent immediately if it knows or has reason to know that any application or registration relating to any material patent, trademark or copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor's ownership of any patent, trademark or copyright, its right to register the same, or to keep and maintain the same.

                  (c) In no event shall any Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any patent, trademark or copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Agent prior written notice thereof, and, upon request of Agent, such Grantor shall execute and deliver any and all Intellectual Property Security Agreements, as Agent may request to evidence Agent's Lien on such patent, trademark or copyright, and the General Intangibles of Grantor relating thereto or represented thereby.

                  (d) Each Grantor shall take all actions necessary or requested by Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the patents, trademarks and copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings unless such Grantor shall determine that such patent, trademark or copyright is not material to the conduct of its business.

                  (e) In the event that any of the material patent, trademark or copyright Collateral is infringed upon, or misappropriated or diluted by a third party, the Grantor owning or licensing the same shall notify Agent promptly after such Grantor learns thereof. Such

Grantor shall, unless it shall reasonably determine that such patent, trademark or copyright Collateral is in no way material to the conduct of its business or operations, promptly seek to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Agent shall deem appropriate under the circumstances to protect such patent, trademark or copyright Collateral.

         19. INDEMNIFICATION. In any suit, proceeding or action brought by
             ---------------
Agent or any Lender relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, each Grantor will save, indemnify and keep Agent and Lenders harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of an Account Debtor or other Person obligated on the Collateral, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from any Grantor, except in the case of Agent or any Lender, to the extent such expense, loss, or damage is attributable primarily to the bad faith, gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction. All such obligations of each Grantor shall be and remain enforceable against and only against such Grantor and shall not be enforceable against Agent or any Lender.

         20. LIMITATION ON LIENS ON COLLATERAL. No Grantor will create,
             ---------------------------------
permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and will defend the right, title and interest of Agent and Lenders in and to any of such Grantor's rights under the Collateral against the claims and demands of all Persons whomsoever.

         21. NOTICE REGARDING COLLATERAL. Each Grantor will advise Agent
             ---------------------------
promptly, in reasonable detail, (a) of any Lien (other than Permitted Liens) or claim made or asserted against any of the Collateral, and (b) of the occurrence of any other event which could reasonably be expected to have a Material Adverse Effect.

         22. REMEDIES; RIGHTS UPON DEFAULT.
             -----------------------------

                  (a) In addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Secured Obligations, if any Event of Default shall have occurred and be continuing, Agent may exercise all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith enter upon the premises of such Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on Agent's claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Agent or any Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Agent and Lenders, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Agent shall have the right to conduct such sales on any Grantor's premises or elsewhere and shall have the right to use any Grantor's premises without charge for such time or times as Agent deems necessary or advisable.

                  (b) Each Grantor further agrees, at Agent's request, to assemble the Collateral of such Grantor and make it available to Agent at a place or places designated by Agent which are reasonably convenient to Agent and such Grantor, whether at such Grantor's premises or elsewhere. Until Agent is able to effect a sale, lease, or other disposition of Collateral, Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Agent. Agent shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to Collateral while Collateral is in the possession of Agent. Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Agent's remedies (for the benefit of Agent and Lenders), with respect to such appointment without prior notice or hearing as to such appointment. Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Secured Obligations as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by Agent of any other amount required by any provision of law, need Agent account for the surplus, if any, to Grantors. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Agent or any Lender arising out of the repossession, retention or sale of the Collateral except such as arise primarily out of the bad faith, gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction. Each Grantor agrees that 10 days prior notice by Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Secured Obligations, including any attorneys' fees or other expenses incurred by Agent or any Lender to collect such deficiency.

                  (c) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

                  (d) To the extent that applicable law imposes duties on the Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Agent (i) to fail to incur expenses reasonably deemed significant by the Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists,
(v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as any Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Agent against risks of loss, collection or disposition of Collateral or to provide to the Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 22(d) is to provide
                                      -------------
non-exhaustive indications of what actions or omissions by the Agent would not be commercially unreasonable in the Agent's exercise of remedies against the Collateral and that other actions or omissions by the Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 22(d). Without limitation upon the foregoing, nothing contained
     -------------
in this Section 22(d) shall be construed to grant any rights to any Grantor
        -------------
or to impose any duties on Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this
Section 22(d).
-------------

         23. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY. For the purpose
             ---------------------------------------------
of enabling Agent to exercise rights and remedies under Section 22 hereof
                                                        ----------
(including, without limiting the terms of Section 22 hereof, in order to
                                          ----------
take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to Agent, for the benefit of Agent and Lenders, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Proprietary Rights now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

         24. LIMITATION ON AGENT'S AND LENDERS' DUTY IN RESPECT OF
             -----------------------------------------------------
COLLATERAL. Agent and each Lender shall use reasonable care with respect to
----------
the Collateral in its possession or under its control and in its selection of any third Persons to take possession or control of any Collateral. Neither Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

         25. MISCELLANEOUS.
             -------------

                  (a) REINSTATEMENT. This Security Agreement shall remain in
                      -------------
full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of such Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                  (b) NOTICES. Except as otherwise provided herein, whenever
                      -------
it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

                  (c) SEVERABILITY. Whenever possible, each provision of
                      ------------
this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of Agent, Lenders and Grantors with respect to the matters referred to herein and therein.

                  (d) NO WAIVER; CUMULATIVE REMEDIES. Neither Agent nor any
                      ------------------------------
Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Agent or any Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Agent and Administrative Borrower.

                  (e) LIMITATION BY LAW. All rights, remedies and powers
                      -----------------
provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                  (f) TERMINATION OF THIS SECURITY AGREEMENT. Subject to
                      --------------------------------------
Section 25(a) hereof, this Security Agreement shall terminate only upon: the
-------------
termination of all Commitments, the posting of satisfactory collateral for all outstanding Letters of Credit, and the payment in full of all other Secured Obligations (other than indemnification Secured Obligations as to which no claim has been asserted).

                  (g) SUCCESSORS AND ASSIGNS. This Security Agreement and
                      ----------------------
all obligations of Grantors hereunder shall be binding upon the successors and assigns of each Grantor (including any debtor-in-possession on behalf of any Grantor) and shall, together with the rights and remedies of Agent, for the benefit of Agent and Lenders, hereunder, inure to the benefit of Agent and Lenders, all future holders of any instrument evidencing any of the Secured Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to Agent, for the benefit of Agent and Lenders, hereunder. No Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

                  (h) COUNTERPARTS. This Security Agreement may be
                      ------------
authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement. This Security Agreement may be authenticated by manual signature, facsimile or, if approved in writing by Agent, electronic means, all of which shall be equally valid.

                  (i) GOVERNING LAW; CHOICE OF FORUM; SERVICE OF PROCESS;
                      ---------------------------------------------------
JURY TRIAL WAIVER.
-----------------

                           (i) THIS SECURITY AGREEMENT SHALL BE INTERPRETED
AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT ISSUES WITH RESPECT TO CREATION, PERFECTION, AND ENFORCEMENT OF LIENS UNDER DIVISION 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN DIVISION 9 OF THE
UCC) OF THE STATE OF CALIFORNIA; PROVIDED, THAT, THE AGENT AND THE LENDERS
                                 --------  ----
SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                           (ii) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT
TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED

STATES OF AMERICA LOCATED IN LOS ANGELES COUNTY, CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT, EACH OF THE GRANTORS AND THE AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE GRANTORS AND THE AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT
                                           --------------------
MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS SECURITY AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (1) THE AGENT SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY GRANTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE SECURED OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

                           (iii) EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE
OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY OVERNIGHT MAIL, COURIER SERVICE, OR REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO GRANTORS AT THEIR ADDRESS SET FORTH IN THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED 5 DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

                           (iv) NOTWITHSTANDING ANY OTHER PROVISION OF THIS
SECURITY AGREEMENT TO THE CONTRARY, ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES, ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL AT THE REQUEST OF ANY PARTY HERETO BE DETERMINED BY BINDING ARBITRATION. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Security Agreement, and under the Commercial Rules of the American Arbitration Association ("AAA"). The arbitrator(s)
                                                ---
shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuant to a provisional or ancillary remedy shall not constitute a waiver of the right of either party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

                           (v) Notwithstanding the provisions of (iv) above,
no controversy or claim shall be submitted to arbitration without the consent of all parties if, at the time of the proposed submission, such controversy or claim arises from or related to an obligation to the

Agent or any Lender which is secured by real estate property collateral (exclusive of real estate space lease assignments). If all the parties do not consent to submission of such a controversy or claim to arbitration, the controversy or claim shall be determined as provided in Section 25 (i)(vi).
                                                        ------------------

                           (vi) At the request of either party a controversy
or claim which is not submitted to arbitration as provided and limited in Sections 25 (i)(iv) and 25(i)(v) shall be determined by judicial reference.
--------------------------------
If such an election is made, the parties shall designate to the court a referee or referees selected under the auspices of the AAA in the same manner as arbitrators are selected in AAA-sponsored proceedings. The presiding referee of the panel, or the referee if there is a single referee, shall be an active attorney or retired judge. Judgment upon the award rendered by such referee or referees shall be entered in the court in which such proceeding was commenced.

                           (vii) No provision of Sections (iv) through (vi)
shall limit the right of the Agent or the Lenders to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or obtaining provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference. At the Agent's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure.

                  (j) WAIVER OF JURY TRIAL. SUBJECT TO THE PROVISIONS OF
                      --------------------
SECTION 25 (i)(iv), EACH GRANTOR AND THE AGENT EACH IRREVOCABLY WAIVE THEIR
------------------
RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS SECURITY AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH GRANTOR AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS SECURITY AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (k) LIMITATION OF LIABILITY. NO CLAIM MAY BE MADE BY ANY
                      -----------------------
GRANTOR AGAINST THE AGENT OR THE LENDERS, OR THE AFFILIATES, DIRECTORS, OFFICERS, OFFICERS, EMPLOYEES, OR AGENTS OF THE AGENT OR

THE LENDERS FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH GRANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

                  (l) SECTION TITLES. The Section titles contained in this
                      --------------
Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                  (m) NO STRICT CONSTRUCTION. The parties hereto have
                      ----------------------
participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

                  (n) ADVICE OF COUNSEL. Each of the parties represents to
                      -----------------
each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 25(i) and Section 25(j), with its
                                -------------     -------------
counsel.

                  (o) BENEFIT OF LENDERS. All Liens granted or contemplated
                      ------------------
hereby shall be for the benefit of Agent and Lenders, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Secured Obligations in accordance with the terms of the Credit Agreement.

                  (p) CONSENTS. Notwithstanding any other provision
                      --------
contained herein, Agent shall not take any action hereunder that would require the consent of the Majority Lenders, the Required Lenders or any Lender, as applicable, under the terms of the Credit Agreement without first obtaining such Person's or Persons' consent thereunder.

                  (q) AMENDED AND RESTATED AGREEMENT. This Agreement amends,
                      ------------------------------
restates, and supersedes in its entirety the Old Security Agreement.

                                  * * * * *

         IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                  "GRANTORS"

                                  MAIL-WELL, INC.,
                                  a Colorado corporation

                                  By:    /s/ Robert Meyer
                                         ----------------------------
                                  Name:
                                         ----------------------------
                                  Title:
                                         ----------------------------

                                  MAIL-WELL I CORPORATION,
                                  a Delaware corporation

                                  By:    /s/ Robert Meyer
                                         ----------------------------
                                  Name:
                                         ----------------------------
                                  Title:
                                         ----------------------------

                                  MAIL-WELL COMMERCIAL PRINTING, INC.,
                                  a Delaware corporation

                                  By:    /s/ Robert Meyer
                                         ----------------------------
                                  Name:
                                         ----------------------------
                                  Title:
                                         ----------------------------

                                  POSER BUSINESS FORMS, INC.,
                                  a Delaware corporation

                                  By:    /s/ Robert Meyer
                                         ----------------------------
                                  Name:
                                         ----------------------------
                                  Title:
                                         ----------------------------

                                  DISCOUNT LABELS, INC.,
                                  an Indiana corporation

                                  By:    /s/ Robert Meyer
                                         ----------------------------
                                  Name:
                                         ----------------------------
                                  Title:
                                         ----------------------------

                                  NATIONAL GRAPHICS COMPANY,
                                  a Colorado corporation

                                  By:    /s/ Robert Meyer
                                         ----------------------------
                                  Name:
                                         ----------------------------
                                  Title:
                                         ----------------------------



                                    S-1
               Second Amended And Restated Security Agreement

                                  MAIL-WELL WEST, INC.,
                                  a Delaware corporation

                                  By:    /s/ Robert Meyer
                                         ----------------------------
                                  Name:
                                         ----------------------------
                                  Title:
                                         ----------------------------

                                  WISCO III, L.L.C.,
                                  a Delaware limited liability company

                                  By:    /s/ Robert Meyer
                                         ----------------------------
                                  Name:
                                         ----------------------------
                                  Title:
                                         ----------------------------

                                  MAIL-WELL GOVERNMENT PRINTING, INC.,
                                  a Colorado corporation

                                  By:    /s/ Robert Meyer
                                         ----------------------------
                                  Name:
                                         ----------------------------
                                  Title:
                                         ----------------------------

                                  MAIL-WELL SERVICES, LLC,
                                  a Colorado limited liability company

                                  By:    /s/ Robert Meyer
                                         ----------------------------
                                  Name:
                                         ----------------------------
                                  Title:
                                         ----------------------------

                                  MAIL-WELL TEXAS FINANCE, L.P.,
                                  a Texas limited partnership

                                  By:    Mail-Well I Corporation,
                                         a Delaware corporation,
                                         its General Partner

                                  By:    /s/ Robert Meyer
                                         ----------------------------
                                  Name:
                                         ----------------------------
                                  Title:
                                         ----------------------------

                                  MAIL-WELL MEXICO HOLDINGS, INC.,
                                  a Colorado corporation

                                  By:    /s/ Robert Meyer
                                         ----------------------------
                                  Name:
                                         ----------------------------
                                  Title:
                                         ----------------------------



                                    S-2
               Second Amended And Restated Security Agreement

                                  MMTP HOLDINGS, INC.,
                                  a Colorado corporation

                                  By:    /s/ Robert Meyer
                                         ----------------------------
                                  Name:
                                         ----------------------------
                                  Title:
                                         ----------------------------

                                  COLORHOUSE CHINA, INC.,
                                  a Colorado corporation

                                  By:    /s/ Robert Meyer
                                         ----------------------------
                                  Name:
                                         ----------------------------
                                  Title:
                                         ----------------------------

                                  "AGENT"

                                  Bank of America, N.A.,
                                  as the Agent for the Lenders

                                  By:    /s/ Robert Mostert
                                         ----------------------------
                                  Name:  Robert Mostert
                                         ----------------------------
                                  Title: Vice President
                                         ----------------------------





                                    S-3
               Second Amended And Restated Security Agreement

                                 SCHEDULE I
                                 ----------
                                     to
                             SECURITY AGREEMENT


                           LOCATION OF COLLATERAL
                           ----------------------


A.       Location of Chief Executive Office:

B.       Location of Books and Records:

C.       Location of Collateral:

D.       Location of all other places of business:

E.       Location of leased facilities and name of lessor/sublessor:






                                  Schedule I

                                                      SCHEDULE II
                                                      -----------
                                                          to
                                                  SECURITY AGREEMENT


                                     JURISDICTION OF ORGANIZATION FOR EACH GRANTOR

                                                 State of                                           Organization
                  Grantor                      Incorporation           Type of Entity            Identification No.
----------------------------------------------------------------------------------------------------------------------
ABP Books, Inc.                                  Michigan      Corporation                      163817
----------------------------------------------------------------------------------------------------------------------
Discount Labels, Inc.                             Indiana      Corporation                      194412-068
----------------------------------------------------------------------------------------------------------------------
Hill Graphics, Inc.                                Texas       Corporation                      0042273800
----------------------------------------------------------------------------------------------------------------------
MMTP Holdings, Inc.                              Colorado      Corporation                      20021168260
----------------------------------------------------------------------------------------------------------------------
Mail-Well, Inc.                                  Colorado      Corporation                      19971069830
----------------------------------------------------------------------------------------------------------------------
Mail-Well I Corporation                          Delaware      Corporation                      2361607
----------------------------------------------------------------------------------------------------------------------
Mail-Well Commercial Printing, Inc.              Delaware      Corporation                      2899119
----------------------------------------------------------------------------------------------------------------------
Mail-Well Government Printing, Inc.              Colorado      Corporation                      20021144160
----------------------------------------------------------------------------------------------------------------------
Mail-Well Mexico Holdings, Inc.                  Colorado      Corporation                      19981120415
----------------------------------------------------------------------------------------------------------------------
Mail-Well Services, Inc.                         Colorado      Corporation                      19991168160
----------------------------------------------------------------------------------------------------------------------
Mail-Well Texas Finance LP                         Texas       Corporation                      20104835
----------------------------------------------------------------------------------------------------------------------
Mail-Well West, Inc.                             Delaware      Corporation                      2459285
----------------------------------------------------------------------------------------------------------------------
National Graphics Company                        Colorado      Corporation                      19871290701
----------------------------------------------------------------------------------------------------------------------
Poser Business Forms, Inc.                       Delaware      Corporation                      2130166
----------------------------------------------------------------------------------------------------------------------
Wisco III, L.L.C.                                Delaware      Limited Liability Company        2680040
----------------------------------------------------------------------------------------------------------------------





                                     Schedule II

                                SCHEDULE III
                                ------------
                                     to
                             SECURITY AGREEMENT


                     PATENTS, TRADEMARKS AND COPYRIGHTS
                     ----------------------------------














                                   Schedule III